UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  _____________

                                   FORM 8-K/A

                                (Amendment No. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 8, 2006

                             NEW ERA MARKETING, INC.
             (Exact name of registrant as specified in its charter)

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            NEVADA                          333-135647                       20-3155365
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
(State or other jurisdiction of      (Commission File Number)     (IRS Employer Identification No.)
        incorporation)
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

                927 LINCOLN ROAD, SUITE 200, MIAMI, FLORIDA 33139
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (305) 674-1511
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

    10620 SOUTHERN HIGHLANDS PARKWAY, SUITE 110-433, LAS VEGAS, NEVADA 89141
   --------------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)

                                EXPLANATORY NOTE

The registrant is filing this Form 8-K/A in order to amend the Current Report on Form 8-K filed on December 13, 2006, by filing the letter from Moore & Associates, its former independent registered public accounting firm, to the SEC as well as to include certain other exhibits. All information contained in this Amendment No. 1 to Form 8-K is as of the original filing date of the Form 8-K dated December 13, 2006 and does not reflect any subsequent information or events other than as described above.

FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of New Era Marketing, Inc., are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, New Era Marketing, Inc. disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective  December  11,  2006,  we  dismissed  Moore  &  Associates,  Chartered
("MOORE") as our independent registered public accounting firm. Moore had previously been engaged as the principal accountant to audit our financial statements. The reason for the dismissal of Moore is that, following the consummation of the Acquisition on December 11, 2006, our primary business unit became the business previously conducted by Fearless. The independent registered public accounting firm of Fearless was the firm of Kempisty & Company, Certified Public Accountants, P.C. ("KEMPISTY"). We believe that it is in our best interest to have Kempisty continue to work with our business, and we therefore retained Kempisty as our new independent registered public accounting firm, effective as of December 11, 2006.

The decision to change accountants was approved by our board of directors on December 11, 2006. From inception through December 11, 2006, there were no disagreements with Moore on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Moore, would have caused it to make reference to the matter in connection with its reports. Moore's audit reports for the year ended March 31, 2006 as well as its report for the six-month period ended September 30, 2006 did not contain an adverse opinions or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. However, Moore's reports on the above financial statements of the Company did contain a going concern opinion.

The Company has made the contents of this Current Report on Form 8-K available to Moore and requested it to furnish a letter to the Commission as to whether Moore agrees or disagrees with, or wishes to clarify, our expression of their views. A copy of Moore's letter to the Commission is filed with this Amendment No. 1 to the Current Report on Form 8-K originally filed on December 13, 2006.

As of December 11, 2006, Kempisty was engaged as the Company's new independent registered public accountant firm. The appointment of Kempisty was approved by the Company's board of directors. From February 23, 2004 (inception) through December 11, 2006, the Company did not consult Kempisty regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   EXHIBITS.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K/A.

2.1 Contribution Agreement dated as of December 8, 2006 and entered into by and among New Era Marketing, Inc., Fearless Yachts, LLC and the other signatories thereto. (1)

4.1 Form of Securities Purchase Agreement dated as of April 2006 and entered into by and among Fearless Yachts, LLC and the investors being signatories thereto (the "PURCHASERS"). (2)

4.2 Form of Secured Promissory Note to be issued by the Company to the Purchasers following the closing of the Acquisition. (2)

4.3 Form of Warrant to be issued by the Company to the Purchasers following the closing of the Acquisition. (2)

4.4 Form of Registration Rights Agreement dated as of April 2006 and entered into by and among Fearless Yachts, LLC and the Purchasers. (2)

4.5 Form of Security Agreement to be entered into by the Company and the Purchasers upon the issuance of the Notes. (2)

16. Letter from Moore & Associates, Chartered to the Securities & Exchange Commission. (2)

99.1 Audited financial statements of Fearless Yachts, LLC for the period ended September 30, 2006 and the fiscal year ended December 31, 2005. (1)

99.2 Audited financial statements of New Era Marketing, Inc. for the period from inception on July 19, 2005 through the fiscal year ended on March 31, 2006, and unaudited financial statements for the six months ended September 30, 2006. (3)

99.3 Unaudited pro forma consolidated financial statements for the six months ended September 30, 2006 and the year ended March 31, 2006. (1)

(1) Incorporated herein by reference from our Form 8-K filed on December 13, 2006.

(2)   Filed herewith.

(3) Incorporated herein by reference from our 10-KSB and 10-QSB filings dated September 7, 2006 and November 21, 2006, respectively.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 22, 2006

                                                  NEW ERA MARKETING, INC.

                                                  By:    /s/ Jeffrey Binder
                                                      --------------------------
                                                  Name:  Jeffrey Binder
                                                  Title: Chief Executive Officer


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